UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026 (July 30, 2026)

AMBASE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-07265	95-2962743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7857 WEST SAMPLE ROAD, SUITE 134
CORAL SPRINGS, FLORIDA 33065
(Address of principal executive offices, including zip code)

(201) 265-0169
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry Into a Material Definitive Agreement.

On March 2, 2026, AmBase Corporation, a Delaware corporation (“AmBase” or the “Company”) and Mr. Richard A. Bianco, the Company’s Chairman, President and Chief Executive Officer (“RAB”) entered into a Litigation Funding Agreement (the “RAB 2026 LFA”), pursuant to which the Company and RAB agreed that RAB will provide up to an aggregate initial amount of Six Million Dollars ($6,000,000) (plus such additional amounts as may be necessary from time to time and as agreed to by the Company and RAB at such time), as further described in the Company’s Current Report on Form 8-K as filed with the SEC on March 4, 2026, and incorporated herein by reference. On July 30, 2026, the Company and RAB entered into a letter agreement (the “Letter Agreement”) pursuant to which RAB paid the Company an additional $1,000,000, for use by the Company for working capital needs and continuing litigation related expenses with respect to the 111 West 57th Property. The additional amounts contributed by RAB were made pursuant to the same terms and conditions of the RAB 2026 LFA. A copy of the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As previously disclosed in the reports filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s financial statements have expressed a qualification about the Company’s ability to continue as a going concern.

In order to continue as a going concern and fund anticipated future litigation expenses, the Company will need to raise additional capital. The Company continues to explore all possible strategic alternatives to meet is capital needs, including but not limited to, raising additional capital through the sale of equity or debt securities or long-term borrowings, which may include additional borrowings from affiliates of the Company, financial institutions or other stockholders of the Company, litigation funding agreements from affiliates of the Company, financial institutions, other stockholders of the Company, or other third parties, and seeking recoveries from various sources. The Company intends for any sales of debt or equity securities or any borrowings from any parties to be on market terms to be agreed upon at the time of any transaction. However, there can be no assurance that the Company will be able to raise capital or obtain financing on terms acceptable to the Company, if at all.

As noted above, the Company continues to explore all possible strategic alternatives to meet its capital needs. Litigation funding agreements are special types of financing arrangements that generally are structured so that the litigation funder would receive back their initial funding amount first (i.e. before any recovery is received by the Company), plus an additional multiple ranging from 1.0 times to 3.5 times the amount funded (depending on various factors), plus depending on the funder, additional fees, expenses, interest and potentially an additional percentage of the total recovery received. If the Company continues to source capital through one or more litigation funding agreements, there can be no assurance that the Company would be able to secure any such additional litigation funding on acceptable terms or at all.

While the Company’s management is evaluating future courses of action to protect and/or recover the value of the Company’s equity investment in the 111 West 57th Property, the adverse developments make it uncertain as to whether any such courses of action will be successful. Any such efforts are likely to require sustained effort over a period of time and substantial additional capital. The Company continues to explore all possible strategic alternatives to meet is capital needs, including but not limited to, raising additional capital through the sale of equity or debt securities or long-term borrowings, which may include additional borrowings from affiliates of the Company, financial institutions or other stockholders of the Company, litigation funding agreements from affiliates of the Company, financial institutions, other stockholders of the Company, or other third parties, and seeking recoveries from various sources. Inability to recover all or most of such value would, in all likelihood, have a material adverse effect on the Company’s financial condition and future prospects. The Company can give no assurances with regard if it will prevail with respect to any of its claims.

With respect to its disputes and litigation relating to its interest in the 111 West 57th Property, the Company is pursuing, and will continue to pursue, other options to realize the Company’s investment value, various legal courses of action to protect its legal rights, recovery of its asset value from various sources of recovery, as well as considering other possible economic strategies, including the possible sale of the Company’s interest in and/or rights with respect to the 111 West 57th Property; however, there can be no assurance that the Company will prevail with respect to any of its claims.

The information in this Current Report on Form 8-K should be read in conjunction with the Company’s annual report on Form 10-K for the year ended December 31, 2025, and the Company’s reports filed with the SEC (collectively, the “Prior Periodic Reports”). A more complete discussion of the Company's financial condition and results of operations are also set forth in the Prior Periodic Reports, including without limitation the disclosures under the headings “Risk Factors” and “Cautionary Statement for Forward-Looking Information.”

Item 9.01
Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title

10.1	Letter Agreement between AmBase Corporation and Richard A. Bianco dated July 30, 2026.

104.1	The Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASE CORPORATION

By	/s/ John Ferrara
John Ferrara
Vice President and Chief Financial Officer and Controller
AmBase Corporation
Date: July 31, 2026